EXHIBIT 10.1
FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT
THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of August 16, 2021 (the “Fifth Amendment Closing Date”), is made by and between T-MOBILE HANDSET FUNDING LLC, as transferor (the “Transferor”), and T-MOBILE FINANCIAL LLC (“Finco”), individually and as servicer (in such capacity, the “Servicer”), pursuant to Section 9.2(c) of the Existing RPAA (as defined below).
RECITALS:
WHEREAS, the parties hereto are parties to the Third Amended and Restated Receivables Purchase and Administration Agreement, dated as of October 23, 2018 (as amended on December 21, 2018, February 14, 2020, April 30, 2020 and November 2, 2020, the “Existing RPAA” and, as further amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the “RPAA”);
WHEREAS, pursuant to Section 9.2(c) of the Existing RPAA, the Servicer and the Transferor may, by a written instrument signed by each of them and without the consent of any of the Owners, the Funding Agents or the Administrative Agent, amend the Existing RPAA to, among other things, cure any ambiguity in the Existing RPAA; provided that, in connection with such amendment, the Transferor is required to deliver to the Administrative Agent and the Funding Agents an Officer’s Certificate to the effect that such amendment does not affect the rights, duties or obligations of the Administrative Agent, the Funding Agents or the Owners, and that such amendment will not have a Material Adverse Effect (such Officer’s Certificate, the “Amendment Officer’s Certificate”); and
WHEREAS, the parties hereto wish to amend the Existing RPAA pursuant to Section 9.2(c) thereof to cure an ambiguity in the definition of “Grouping Summary” in Annex A of the Existing RPAA.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.01Capitalized Terms. Capitalized terms used in this Amendment (including in the introductory paragraph and the recitals) and not otherwise defined herein shall have the meanings ascribed thereto in the Existing RPAA.
ARTICLE 2

AMENDMENTS

Section 2.01Amendments to the Existing RPAA. Pursuant to Section 9.2(c) of the Existing RPAA, the Servicer and the Transferor hereby agree that, effective as of the Fifth Amendment Closing Date, the Existing RPAA shall be amended to delete from the definition of “Grouping Summary” in Annex A of the Existing RPAA the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add to the definition of “Grouping Summary” in Annex A of the Existing RPAA the underlined text (indicated textually in the same manner as the following example: underlined text), as set forth in the excerpt of such definition in Exhibit A hereto.
ARTICLE 3

EFFECTIVENESS; INCORPORATION
Section 3.01Effectiveness. Pursuant to Section 9.2(c) of the Existing RPAA, this Amendment shall become effective, and this Amendment thereafter shall be binding on each of the parties to the RPAA and their respective successors and assigns, as of the Fifth Amendment Closing Date, upon the execution and delivery to the Administrative Agent and each Funding Agent of (i) this Amendment, executed by each of the Servicer and the Transferor, and (ii) the Amendment Officer’s Certificate, executed by the Transferor.
Section 3.02Incorporation.
(a)On and after the Fifth Amendment Closing Date this Amendment shall be a part of the RPAA and each reference in the RPAA to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the RPAA shall mean and be a reference to such RPAA as previously amended, and as amended and modified hereby.
(b)Except as expressly provided herein, the RPAA shall remain in full force and effect.
ARTICLE 4

MISCELLANEOUS
Section 4.01Representations and Warranties.
(a)The Transferor hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 of the RPAA are true and correct in all material respects as of the date hereof.
(b)Finco hereby represents and warrants to the Administrative Agent and the Owners that its representations and warranties set forth in Section 3.1 and Section 3.3 of the RPAA are true and correct in all material respects as of the date hereof.

Section 4.02No Other Amendments or Consents; Status of RPAA and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment, waiver or consent to any other term or provision of the Existing RPAA. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment, consent or waiver of any kind under or in connection with the RPAA or entitle the Transferor to receive any such amendment, consent or waiver under the RPAA. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, the Funding Agents or the Administrative Agent set forth in the RPAA and Related Documents, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the RPAA or Related Documents.
Section 4.03Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.04Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart, it being understood and agreed that any counterpart may be executed in electronic signature format and such execution shall be effective as delivery of a manually executed original counterpart of this Amendment.
[Signatures on Following Page]

IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE HANDSET FUNDING LLC,
as Transferor

By: Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE FINANCIAL LLC,
in its individual capacity and as Servicer

By: Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Assistant Treasurer

[Signature Page to Fifth Amendment to 3rd A&R RPAA]

EXHIBIT A
[Omitted]